UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 8, 2014

LASALLE HOTEL PROPERTIES
(Exact name of registrant as specified in its charter)

Maryland	1-14045	36-4219376
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3 Bethesda Metro Center
Suite 1200
Bethesda, Maryland 20814
(Address of principal executive offices)
Registrant’s telephone number, including area code: (301) 941-1500
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement
On January 8, 2014, LaSalle Hotel Properties (the “Company”), through the Company’s operating partnership, LaSalle Hotel Operating Partnership, L.P. (the “Operating Partnership”), entered into an Amended and Restated Senior Unsecured Credit Agreement (the “Credit Agreement”) with Citibank, N.A., as Administrative Agent, Bank of Montreal and The Royal Bank of Scotland plc, as Co‑Syndication Agents, and the other lenders named therein. The Credit Agreement provides for a senior unsecured credit facility of up to $750 million, with a sublimit of $100 million for letters of credit (the “Credit Facility”).  The Credit Facility replaces the Company’s prior $750 million senior unsecured credit facility, which was scheduled to mature on January 30, 2016.  Additionally, LaSalle Hotel Lessee, Inc., the Company’s taxable REIT subsidiary, refinanced its $25 million unsecured revolving credit facility with U.S. Bank National Association, with no change in capacity, on similar terms as the Company’s Credit Facility.
Unless otherwise terminated pursuant to terms of the Credit Agreement, the Credit Facility will mature on January 8, 2018, subject to two six-month extension options which the Company may exercise at its option, pursuant to certain terms and conditions, including the payment of an extension fee. Additionally, the Credit Facility has an accordion feature that allows the Company to request an increase in the total commitments of up to $1.05 billion, subject to certain terms and conditions. Borrowings under the Credit Facility are priced at LIBOR plus 170 to 245 basis points depending on the Company’s leverage ratio (as defined in the Credit Agreement). As of January 8, 2014, approximately $220 million was outstanding under the Credit Facility and the interest rate was 1.86%.
In addition, on January 8, 2014, the Company, through the Operating Partnership, entered into a Senior Unsecured Term Loan Agreement (the “Term Loan Agreement”) with Citibank, N.A., as Administrative Agent, and the other lenders named therein. The Term Loan Agreement provides for a term loan of $300 million (the “Term Loan”). The Term Loan replaces the Company’s prior $300 million senior unsecured term loan, which was scheduled to mature on August 2, 2016.
Unless otherwise terminated pursuant to the terms of the Term Loan Agreement, the Term Loan will mature on January 8, 2019. Additionally, the Term Loan has an accordion feature that allows the Company to request an increase in the total commitments of up to $500 million, subject to certain terms and conditions. Borrowings under the Term Loan are priced at LIBOR plus 160 to 235 basis points depending on the Company’s leverage ratio (as defined in the Term Loan Agreement). The Company has entered into an interest rate swap agreement fixing LIBOR through August 2017. Borrowings under the Term Loan currently bear interest at 2.37%.
The Company’s ability to borrow under the Credit Facility and the Term Loan is subject to its ongoing compliance with a number of customary financial covenants, including:

•	a maximum leverage ratio of not greater than 6.00:1.00;

•	a minimum fixed charge coverage ratio of not less than 1.50:1.00;

•	a maximum ratio of unsecured debt to total unencumbered asset value of not greater than 60%;

•	a maximum secured leverage ratio of not greater than 45%; and

•
a minimum tangible net worth of not less than the sum of (a) $1,418,939,250 plus (b) 75% of the aggregate net proceeds received by the Company or any of its subsidiaries after September 30, 2013 in connection with certain equity issuances.

Pursuant to the terms of the Credit Facility and the Term Loan, if a default or event of default occurs and is continuing, the Company may be precluded from paying certain distributions (other than those required to allow it to qualify and maintain its status as a real estate investment trust). The Company and certain of its subsidiaries guarantee the obligations under the Credit Facility and the Term Loan.

The foregoing descriptions of the Credit Facility and the Term Loan do not purport to be complete and are qualified in their entirety by reference to the Credit Agreement, a copy of which has been filed as Exhibit 10.1 to this report and is incorporated in this Item 1.01 by reference, and the Term Loan Agreement, a copy of which has been filed as Exhibit 10.2 to this report and is incorporated in this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth in Item 1.01 is incorporated herein by reference.
Item 7.01    Regulation FD Disclosure
The Company announced that it refinanced its $750 million senior unsecured credit facility and $300 million senior unsecured term loan. Additionally, LaSalle Hotel Lessee, Inc., the Company’s taxable REIT subsidiary, refinanced its $25 million unsecured revolving credit facility. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.
Item 9.01.    Financial Statements and Exhibits
(d)     Exhibits

Exhibit Number	Description
10.1
Amended and Restated Senior Unsecured Credit Agreement, dated as of January 8, 2014, among LaSalle Hotel Operating Partnership, L.P., LaSalle Hotel Properties, and Citibank, N.A., as Administrative Agent, Bank of Montreal and The Royal Bank of Scotland plc, as Co‑Syndication Agents, and the other lenders named therein

10.2
Senior Unsecured Term Loan Agreement, dated as of January 8, 2014, among LaSalle Hotel Operating Partnership, L.P., LaSalle Hotel Properties, and Citibank, N.A., as Administrative Agent, Compass Bank and U.S. Bank National Association, as Co-Syndication Agents, and the other lenders named therein

99.1	Press release, dated January 13, 2014
The information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LASALLE HOTEL PROPERTIES

Dated: January 13, 2014	BY:	/s/ Bruce A. Riggins
Bruce A. Riggins
Chief Financial Officer, Executive Vice President and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1
Amended and Restated Senior Unsecured Credit Agreement, dated as of January 8, 2014, among LaSalle Hotel Operating Partnership, L.P., LaSalle Hotel Properties, and Citibank, N.A., as Administrative Agent, Bank of Montreal and The Royal Bank of Scotland plc, as Co‑Syndication Agents, and the other lenders named therein

10.2
Senior Unsecured Term Loan Agreement, dated as of January 8, 2014, among LaSalle Hotel Operating Partnership, L.P., LaSalle Hotel Properties, and Citibank, N.A., as Administrative Agent, Compass Bank and U.S. Bank National Association, as Co-Syndication Agents, and the other lenders named therein

99.1	Press release, dated January 13, 2014